                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         APRIL 15, 2005
                                                  ------------------------------


                     UNITED AMERICAN HEALTHCARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          MICHIGAN                     000-18839                 38-2526913
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)           Identification No.)


300 RIVER PLACE, SUITE 4950, DETROIT, MICHIGAN                       48207
--------------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (313) 393-4571
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communication pursuant to Rule 425 under the Securities Act.

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the departure of Osbie Howard effective April 15, 2005 (Item
5.01 below), we have entered into a severance agreement with him. Under the agreement, we will continue to pay him over the next 16 weeks bi-weekly payments equal to his rate of salary immediately preceding that date, with normal withholding. Additionally, during such 16-week period we will continue on his behalf his current group health benefit coverage. Thereafter, we will either pay on his behalf or reimburse him for any premium applicable to the continuation of his benefits coverage under COBRA, for the balance of one year after April 15, 2005.

ITEM 5.02. DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL OFFICER.

On April 15, 2005, Osbie Howard retired as Chief Executive Officer of our subsidiary, UAHC Health Plan of Tennessee, Inc. (the "Health Plan," formerly called OmniCare Health Plan, Inc.), and resigned from all executive officer, director and other positions with United American Healthcare Corporation and its subsidiaries, including as our Director and Senior Vice President-Business Development.

Effective April 15, 2005, Stephanie Dowell, 42, has been appointed to serve as the new Chief Executive Officer of the Health Plan. Before that she served as Chief Operating Officer and Senior Vice President of the Health Plan since April 2002. She joined the Health Plan in June 2001, as Director of Provider Services.

Previously, Ms. Dowell served from 1996 to 2001 as Director of Legislative Affairs & Public Policy for Methodist LeBonheur Healthcare, then the largest multi-hospital and healthcare system in western Tennessee.

Ms. Dowell's spouse, Stanley Dowell, M.D., is a one-third owner of a physicians' internal medicine practice that has a contract with the Health Plan to provide primary care services to certain Health Plan members on a capitated basis, for a government-regulated per member per month fee. The Health Plan paid $409,958.71 to that practice in the past twelve months.

ITEM 8.01. OTHER EVENTS.

On April 15, 2005, United American Healthcare Corporation issued a press release attached as Exhibit 99.1 hereto, announcing that on that date we notified officials of the Tennessee Department of Finance and Administration of our prior business relationship with Tennessee State Senator John Ford, and announcing the departure of Osbie Howard and the appointment of Stephanie Dowell referred to in
Item 5.02 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press release dated April 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 15, 2005                    UNITED AMERICAN HEALTHCARE CORPORATION


                                         By:  /s/ Stephen D. Harris
                                              ----------------------------------
                                              Name:  Stephen D. Harris
                                              Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1              Press release of United American Healthcare Corporation dated
                  April 15, 2005.